Exhibit 99.2

Investor Supplement
Third Quarter 2016
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 31.

Kemper Corporation
Investor Supplement
Third Quarter 2016

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
For Period Ended
Earned Premiums	$558.9	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,658.6	$1,468.1
Net Investment Income	77.7	73.7	67.0	79.4	75.9	76.7	70.6	218.4	223.2
Net Investment Gains (Losses) and Other Income	4.1	(0.2)	(1.7)	(3.9)	2.8	32.4	(2.7)	2.2	32.5
Total Revenues	$640.7	$627.2	$611.3	$617.0	$615.4	$609.2	$499.2	$1,879.2	$1,723.8

Consolidated Net Operating Income (Loss) [1]	$(20.4)	$4.6	$(0.6)	$4.8	$36.6	$6.7	$21.8	$(16.4)	$65.1
Income (Loss) from Continuing Operations	$(18.3)	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$(16.4)	$78.9
Net Income (Loss)	$(16.3)	$4.0	$(2.1)	$4.6	$37.9	$29.7	$13.5	$(14.4)	$81.1

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss) [1]	$(0.40)	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$(0.31)	$1.26
Income (Loss) from Continuing Operations	$(0.36)	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$(0.31)	$1.52
Net Income (Loss)	$(0.32)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$(0.27)	$1.56
Diluted:
Consolidated Net Operating Income (Loss) [1]	$(0.40)	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$(0.31)	$1.26
Income (Loss) from Continuing Operations	$(0.36)	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$(0.31)	$1.52
Net Income (Loss)	$(0.32)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$(0.27)	$1.56

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$8,390.3	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0
Insurance Reserves	$4,382.2	$4,293.6	$4,258.8	$4,203.8	$4,180.7	$4,187.2	$4,019.6
Debt	$751.3	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0
Shareholders’ Equity	$2,073.6	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Shareholders’ Equity Excluding Goodwill	$1,750.6	$1,782.2	$1,718.1	$1,669.4	$1,701.6	$1,693.8	$1,798.1
Common Shares Issued and Outstanding (In Millions)	51.185	51.133	51.133	51.327	51.318	51.803	51.826
Book Value Per Share[2]	$40.51	$41.17	$39.92	$38.82	$39.45	$38.85	$40.71
Book Value Per Share Excluding Goodwill[1,2]	$34.20	$34.85	$33.60	$32.52	$33.16	$32.70	$34.69
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$34.27	$34.78	$34.97	$35.13	$35.04	$34.71	$34.64
Debt to Total Capitalization[2]	26.6%	26.3%	26.9%	27.4%	27.0%	27.2%	26.2%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	(0.5)%	2.2%	3.4%	4.2%	7.1%	5.4%	4.4%

[1] Non-GAAP Measure. See page 31 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Revenues:
Earned Premiums	$558.9	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,658.6	$1,468.1
Net Investment Income	77.7	73.7	67.0	79.4	75.9	76.7	70.6	218.4	223.2
Other Income	0.8	0.6	0.8	1.4	0.8	0.6	0.9	2.2	2.3
Net Realized Gains on Sales of Investments	11.6	5.6	6.8	9.4	5.3	34.0	3.4	24.0	42.7
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(8.3)	(6.4)	(9.6)	(14.9)	(3.3)	(2.2)	(7.0)	(24.3)	(12.5)
Portion of Losses Recognized in Other Comprehensive Income	—	—	0.3	0.2	—	—	—	0.3	—
Net Impairment Losses Recognized in Earnings	(8.3)	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(24.0)	(12.5)
Total Revenues	640.7	627.2	611.3	617.0	615.4	609.2	499.2	1,879.2	1,723.8
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	490.2	436.1	436.2	416.0	378.8	375.1	297.7	1,362.5	1,051.6
Insurance Expenses	161.7	167.8	159.3	177.0	161.1	162.1	144.9	488.8	468.1
Write-off of Long-lived Asset	—	—	—	—	—	11.1	—	—	11.1
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	9.1	—	9.1
Interest and Other Expenses	22.0	20.7	22.3	25.6	25.7	26.6	29.7	65.0	82.0
Total Expenses	673.9	624.6	617.8	618.6	565.6	574.9	481.4	1,916.3	1,621.9
Income (Loss) from Continuing Operations before Income Taxes	(33.2)	2.6	(6.5)	(1.6)	49.8	34.3	17.8	(37.1)	101.9
Income Tax Benefit (Expense)	14.9	1.5	4.3	2.9	(11.8)	(6.9)	(4.3)	20.7	(23.0)
Income (Loss) from Continuing Operations	(18.3)	4.1	(2.2)	1.3	38.0	27.4	13.5	(16.4)	78.9
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	3.1	(0.1)	0.1	5.1	—	3.5	—	3.1	3.5
Income Tax Expense	(1.1)	—	—	(1.8)	(0.1)	(1.2)	—	(1.1)	(1.3)
Income (Loss) from Discontinued Operations	2.0	(0.1)	0.1	3.3	(0.1)	2.3	—	2.0	2.2
Net Income (Loss)	$(16.3)	$4.0	$(2.1)	$4.6	$37.9	$29.7	$13.5	$(14.4)	$81.1
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$(0.36)	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$(0.31)	$1.52
Diluted	$(0.36)	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$(0.31)	$1.52
Net Income (Loss) Per Unrestricted Share:
Basic	$(0.32)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$(0.27)	$1.56
Diluted	$(0.32)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$(0.27)	$1.56
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.123	51.108	51.192	51.215	51.612	51.728	51.873	51.141	51.738

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Assets:
Investments:
Fixed Maturities at Fair Value	$5,170.1	$5,084.3	$4,917.4	$4,852.3	$4,844.9	$4,764.0	$4,803.1
Equity Securities at Fair Value	504.9	509.6	501.3	523.2	535.7	562.9	628.6
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	181.1	182.7	190.5	190.6	179.4	173.5	168.1
Fair Value Option Investments	126.1	134.1	161.9	164.5	166.1	160.0	54.2
Short-term Investments at Cost which Approximates Fair Value	324.2	365.2	367.4	255.7	295.9	338.4	357.3
Other Investments	438.8	440.8	443.8	443.2	451.0	451.0	450.1
Total Investments	6,745.2	6,716.7	6,582.3	6,429.5	6,473.0	6,449.8	6,461.4
Cash	171.1	159.8	160.4	161.7	147.1	93.8	87.7
Receivables from Policyholders	348.1	337.2	341.1	332.4	347.9	335.2	293.1
Other Receivables	197.9	192.7	193.9	193.2	198.9	267.1	197.0
Deferred Policy Acquisition Costs	328.2	321.9	319.3	316.4	325.8	317.5	305.6
Goodwill	323.0	323.0	323.0	323.0	323.0	318.5	311.8
Current and Deferred Income Tax Assets	28.5	20.9	15.5	41.4	22.3	34.2	10.9
Other Assets	248.3	233.7	234.2	238.5	237.6	239.0	217.5
Total Assets	$8,390.3	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,461.5	$3,376.2	$3,358.4	$3,341.0	$3,327.8	$3,312.8	$3,299.5
Property and Casualty	920.7	917.4	900.4	862.8	852.9	874.4	720.1
Total Insurance Reserves	4,382.2	4,293.6	4,258.8	4,203.8	4,180.7	4,187.2	4,019.6
Unearned Premiums	637.0	622.6	621.6	613.1	629.4	606.2	530.0
Liabilities for Income Taxes	33.2	42.4	10.2	3.8	3.7	3.6	58.2
Debt at Amortized Cost	751.3	751.1	750.9	750.6	750.4	750.2	750.0
Accrued Expenses and Other Liabilities	513.0	491.0	487.1	472.4	486.8	495.6	417.3
Total Liabilities	6,316.7	6,200.7	6,128.6	6,043.7	6,051.0	6,042.8	5,775.1
Shareholders’ Equity:
Common Stock	5.1	5.1	5.1	5.1	5.1	5.2	5.2
Paid-in Capital	656.9	654.6	652.6	654.0	651.9	657.1	655.1
Retained Earnings	1,155.5	1,184.4	1,192.7	1,209.0	1,218.6	1,204.7	1,189.3
Accumulated Other Comprehensive Income	256.1	261.1	190.7	124.3	149.0	145.3	260.3
Total Shareholders’ Equity	2,073.6	2,105.2	2,041.1	1,992.4	2,024.6	2,012.3	2,109.9
Total Liabilities and Shareholders’ Equity	$8,390.3	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2016	Sep 30, 2015
Operating Activities:
Net Income (Loss)	$(14.4)	$81.1
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(11.8)	(22.5)
Amortization of Intangible Assets Acquired	4.5	12.8
Equity in Earnings of Equity Method Limited Liability Investments	(3.3)	(11.8)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	10.3	4.7
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	3.9	(1.8)
Amortization of Investment Securities and Depreciation of Investment Real Estate	11.7	11.7
Net Realized Gains on Sales of Investments	(24.0)	(42.7)
Net Impairment Losses Recognized in Earnings	24.0	12.5
Loss from Early Extinguishment of Debt	—	9.1
Depreciation of Property and Equipment	10.5	10.0
Write-off of Long-lived Asset	—	11.1
Decrease (Increase) in Receivables	(23.8)	29.4
Increase in Insurance Reserves	177.6	16.7
Increase in Unearned Premiums	23.9	6.8
Change in Income Taxes	(30.2)	(16.2)
Increase in Accrued Expenses and Other Liabilities	2.0	27.1
Other, Net	9.6	29.6
Net Cash Provided by Operating Activities (Carryforward to page 7)	170.5	167.6

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2016	Sep 30, 2015
Net Cash Provided by Operating Activities (Carryforward from page 6)	170.5	167.6
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	422.4	538.5
Purchases of Fixed Maturities	(539.8)	(518.1)
Sales of Equity Securities	107.2	207.4
Purchases of Equity Securities	(64.8)	(121.0)
Return of Investment of Equity Method Limited Liability Investments	22.6	30.3
Acquisitions of Equity Method Limited Liability Investments	(20.2)	(21.9)
Sales of Fair Value Option Investments	50.5	—
Purchases of Fair Value Option Investments	(16.0)	(111.0)
Decrease (Increase) in Short-term Investments	(68.5)	64.7
Improvements of Investment Real Estate	(1.8)	(1.1)
Sales of Investment Real Estate	7.5	—
Acquisition of Business, Net of Cash Acquired	—	(57.6)
Increase in Other Investments	(3.4)	(2.1)
Purchase of Corporate-owned Life Insurance	(7.5)	(7.5)
Acquisition of Software	(8.8)	(7.4)
Other, Net	(2.0)	(2.8)
Net Cash Provided (Used) by Investing Activities	(122.6)	(9.6)
Financing Activities:
Net Proceeds from Issuances of Debt	10.0	288.8
Repayments of Debt	(10.0)	(300.3)
Common Stock Repurchases	(3.8)	(41.2)
Dividends and Dividend Equivalents Paid	(36.9)	(37.3)
Cash Exercise of Stock Options	1.2	2.1
Other, Net	1.0	0.9
Net Cash Used by Financing Activities	(38.5)	(87.0)
Increase in Cash	9.4	71.0
Cash, Beginning of Year	161.7	76.1
Cash, End of Period	$171.1	$147.1

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Book Value Per Share
Numerator
Shareholders’ Equity	$2,073.6	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Less: Goodwill	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(318.5)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,750.6	$1,782.2	$1,718.1	$1,669.4	$1,701.6	$1,693.8	$1,798.1
Shareholders’ Equity	$2,073.6	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Less: Net Unrealized Gains on Fixed Maturities	(319.3)	(327.0)	(253.0)	(189.2)	(226.2)	(214.4)	(314.6)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,754.3	$1,778.2	$1,788.1	$1,803.2	$1,798.4	$1,797.9	$1,795.3
Denominator
Common Shares Issued and Outstanding	51.185	51.133	51.133	51.327	51.318	51.803	51.826
Book Value Per Share	$40.51	$41.17	$39.92	$38.82	$39.45	$38.85	$40.71
Book Value Per Share Excluding Goodwill	$34.20	$34.85	$33.60	$32.52	$33.16	$32.70	$34.69
Book Value Per Share Excluding Unrealized on Fixed Maturities	$34.27	$34.78	$34.97	$35.13	$35.04	$34.71	$34.64

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$(9.8)	$44.4	$70.1	$85.7	$146.5	$113.3	$92.9
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,047.4	$2,035.1	$2,036.1	$2,046.0	$2,068.4	$2,091.2	$2,117.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	(0.5)%	2.2%	3.4%	4.2%	7.1%	5.4%	4.4%

Debt and Total Capitalization
Debt	$751.3	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0
Shareholders’ Equity	2,073.6	2,105.2	2,041.1	1,992.4	2,024.6	2,012.3	2,109.9
Total Capitalization	$2,824.9	$2,856.3	$2,792.0	$2,743.0	$2,775.0	$2,762.5	$2,859.9
Ratio of Debt to Shareholders’ Equity	36.2%	35.7%	36.8%	37.7%	37.1%	37.3%	35.5%
Ratio of Debt to Total Capitalization	26.6%	26.3%	26.9%	27.4%	27.0%	27.2%	26.2%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$310.3	$344.2	$295.7	$341.2	$343.3	$378.8	$290.2
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$535.3	$569.2	$520.7	$566.2	$568.3	$603.8	$515.2

Capital Returned to Shareholders
Common Stock Repurchased	$—	$—	$3.8	$2.2	$17.6	$1.8	$21.9
Cash Dividends Paid	12.4	12.3	12.2	12.4	12.5	12.5	12.3
Total Capital Returned to Shareholders	$12.4	$12.3	$16.0	$14.6	$30.1	$14.3	$34.2

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	359.6	359.4	359.3	359.1	358.9	358.8	358.6
4.35% Senior Notes due February 15, 2025	247.6	247.6	247.5	247.4	247.4	247.3	247.3
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.1	144.1	144.1
Debt Outstanding	$751.3	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$313.8	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$927.4	$730.9
Homeowners	68.5	67.6	68.1	70.0	72.1	71.6	72.6	204.2	216.3
Other Personal	11.3	11.3	11.3	11.5	11.8	11.7	11.7	33.9	35.2
Total Personal	393.6	389.2	382.7	378.3	372.4	335.9	274.1	1,165.5	982.4
Commercial Automobile	13.3	13.4	13.5	13.8	13.7	13.5	13.5	40.2	40.7
Total Earned Premiums	406.9	402.6	396.2	392.1	386.1	349.4	287.6	1,205.7	1,023.1
Net Investment Income	20.4	19.7	11.9	21.6	18.3	18.6	14.8	52.0	51.7
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.3	0.4	0.5
Total Property & Casualty Insurance	427.4	422.4	408.3	413.8	404.5	368.1	302.7	1,258.1	1,075.3
Life & Health Insurance:
Earned Premiums:
Life	95.8	95.5	94.4	94.6	95.5	96.0	88.0	285.7	279.5
Accident and Health	37.6	36.7	36.9	36.2	36.2	35.7	36.8	111.2	108.7
Property	18.6	18.9	18.5	18.6	18.9	19.0	18.9	56.0	56.8
Total Earned Premiums	152.0	151.1	149.8	149.4	150.6	150.7	143.7	452.9	445.0
Net Investment Income	54.5	50.1	55.0	55.2	55.1	53.5	50.4	159.6	159.0
Other Income	0.7	0.6	0.6	0.7	0.7	0.2	0.8	1.9	1.7
Total Life & Health Insurance	207.2	201.8	205.4	205.3	206.4	204.4	194.9	614.4	605.7
Total Segment Revenues	634.6	624.2	613.7	619.1	610.9	572.5	497.6	1,872.5	1,681.0
Net Realized Gains on Sales of Investments	11.6	5.6	6.8	9.4	5.3	34.0	3.4	24.0	42.7
Net Impairment Losses Recognized in Earnings	(8.3)	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(24.0)	(12.5)
Other	2.8	3.8	0.1	3.2	2.5	4.9	5.2	6.7	12.6
Total Revenues	$640.7	$627.2	$611.3	$617.0	$615.4	$609.2	$499.2	$1,879.2	$1,723.8

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Segment Operating Profit (Loss):
Property & Casualty Insurance	$15.6	$(17.2)	$(22.8)	$(10.9)	$25.0	$(8.4)	$18.0	$(24.4)	$34.6
Life & Health Insurance	(45.7)	25.3	31.0	27.3	35.4	22.2	24.8	10.6	82.4
Total Segment Operating Profit (Loss)	(30.1)	8.1	8.2	16.4	60.4	13.8	42.8	(13.8)	117.0
Corporate and Other Operating Loss	(6.4)	(4.7)	(12.2)	(12.7)	(12.6)	(11.3)	(12.3)	(23.3)	(36.2)
Total Operating Profit (Loss)	(36.5)	3.4	(4.0)	3.7	47.8	2.5	30.5	(37.1)	80.8
Net Realized Gains on Sales of Investments	11.6	5.6	6.8	9.4	5.3	34.0	3.4	24.0	42.7
Net Impairment Losses Recognized in Earnings	(8.3)	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(24.0)	(12.5)
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	(9.1)	—	(9.1)
Income (Loss) from Continuing Operations before Income Taxes	$(33.2)	$2.6	$(6.5)	$(1.6)	$49.8	$34.3	$17.8	$(37.1)	$101.9
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$12.1	$(8.9)	$(13.1)	$(5.1)	$21.0	$(2.6)	$13.4	$(9.9)	$31.8
Life & Health Insurance	(29.4)	16.4	20.3	17.8	23.5	14.3	16.1	7.3	53.9
Total Segment Net Operating Income (Loss)	(17.3)	7.5	7.2	12.7	44.5	11.7	29.5	(2.6)	85.7
Corporate and Other Net Operating Loss	(3.1)	(2.9)	(7.8)	(7.9)	(7.9)	(5.0)	(7.7)	(13.8)	(20.6)
Consolidated Operating Income (Loss)	(20.4)	4.6	(0.6)	4.8	36.6	6.7	21.8	(16.4)	65.1
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	7.5	3.7	4.4	6.1	3.5	22.1	2.2	15.6	27.8
Net Impairment Losses Recognized in Earnings	(5.4)	(4.2)	(6.0)	(9.6)	(2.1)	(1.4)	(4.6)	(15.6)	(8.1)
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	(5.9)	—	(5.9)
Income (Loss) from Continuing Operations	$(18.3)	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$(16.4)	$78.9

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Earned Premiums by Product:
Personal Automobile	$313.8	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$927.4	$730.9
Homeowners	68.5	67.6	68.1	70.0	72.1	71.6	72.6	204.2	216.3
Other Personal Property and Casualty Insurance	29.9	30.2	29.8	30.1	30.7	30.7	30.6	89.9	92.0
Commercial Automobile	13.3	13.4	13.5	13.8	13.7	13.5	13.5	40.2	40.7
Life	95.8	95.5	94.4	94.6	95.5	96.0	88.0	285.7	279.5
Accident and Health	37.6	36.7	36.9	36.2	36.2	35.7	36.8	111.2	108.7
Total Earned Premiums	$558.9	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,658.6	$1,468.1
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$3.0	$2.9	$(3.9)	$4.0	$4.7	$3.0	$0.2	$2.0	$7.9
All Other Net Investment Income	17.4	16.8	15.8	17.6	13.6	15.6	14.6	50.0	43.8
Net Investment Income	20.4	19.7	11.9	21.6	18.3	18.6	14.8	52.0	51.7
Life & Health Insurance:
Equity Method Limited Liability Investments	1.7	(0.5)	0.1	2.5	3.0	0.9	(1.0)	1.3	2.9
All Other Net Investment Income	52.8	50.6	54.9	52.7	52.1	52.6	51.4	158.3	156.1
Net Investment Income	54.5	50.1	55.0	55.2	55.1	53.5	50.4	159.6	159.0
Total Segment Net Investment Income	74.9	69.8	66.9	76.8	73.4	72.1	65.2	211.6	210.7
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.5	0.4	(0.5)	0.7	0.6	0.3	0.1	0.4	1.0
All Other Net Investment Income	2.3	3.5	0.6	1.9	1.9	4.3	5.3	6.4	11.5
Unallocated Net Investment Income	2.8	3.9	0.1	2.6	2.5	4.6	5.4	6.8	12.5
Net Investment Income	$77.7	$73.7	$67.0	$79.4	$75.9	$76.7	$70.6	$218.4	$223.2

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Nine Months Ended Sep 30, 2016
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	34	$29.0	24	$4.6	34	$32.7
$5 - $10	2	12.5	—	—	2	12.8
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	1	24.4	—	—	1	24.9
Greater Than $25	1	32.0	—	—	1	32.1
Total	38	$97.9	24	$4.6	38	$102.5

	Nine Months Ended Sep 30, 2015
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	28	$34.7	16	$1.9	28	$35.7
$5 - $10	2	15.7	—	—	2	16.6
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	30	$50.4	16	$1.9	30	$52.3

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$422.7	$404.7	$403.4	$374.7	$403.6	$348.2	$279.7	$1,230.8	$1,031.5

Earned Premiums	406.9	402.6	396.2	392.1	386.1	349.4	287.6	1,205.7	1,023.1
Net Investment Income	20.4	19.7	11.9	21.6	18.3	18.6	14.8	52.0	51.7
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.3	0.4	0.5
Total Revenues	427.4	422.4	408.3	413.8	404.5	368.1	302.7	1,258.1	1,075.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	306.7	309.2	297.4	307.4	283.2	245.5	198.5	913.3	727.2
Catastrophe Losses and LAE	11.3	49.1	37.5	14.1	4.7	35.4	10.3	97.9	50.4
Prior Years:
Non-catastrophe Losses and LAE	3.1	(9.1)	4.7	2.3	(0.9)	(1.4)	(5.0)	(1.3)	(7.3)
Catastrophe Losses and LAE	(3.9)	(9.6)	(2.7)	(1.4)	(1.9)	(2.4)	(2.2)	(16.2)	(6.5)
Total Incurred Losses and LAE	317.2	339.6	336.9	322.4	285.1	277.1	201.6	993.7	763.8
Insurance Expenses, Excluding Write-off of Long-lived Asset	94.6	100.0	94.2	102.3	94.4	88.3	83.1	288.8	265.8
Write-off of Long-lived Asset[2]	—	—	—	—	—	11.1	—	—	11.1
Operating Profit (Loss)	15.6	(17.2)	(22.8)	(10.9)	25.0	(8.4)	18.0	(24.4)	34.6
Income Tax Benefit (Expense)	(3.5)	8.3	9.7	5.8	(4.0)	5.8	(4.6)	14.5	(2.8)
Segment Net Operating Income (Loss)	$12.1	$(8.9)	$(13.1)	$(5.1)	$21.0	$(2.6)	$13.4	$(9.9)	$31.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.4%	76.9%	75.0%	78.4%	73.3%	70.3%	69.0%	75.7%	71.1%
Current Year Catastrophe Losses and LAE Ratio	2.8	12.2	9.5	3.6	1.2	10.1	3.6	8.1	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	(2.3)	1.2	0.6	(0.2)	(0.4)	(1.7)	(0.1)	(0.7)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(2.4)	(0.7)	(0.4)	(0.5)	(0.7)	(0.8)	(1.3)	(0.6)
Total Incurred Loss and LAE Ratio	78.0	84.4	85.0	82.2	73.8	79.3	70.1	82.4	74.7
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	23.2	24.8	23.8	26.1	24.4	25.3	28.9	24.0	26.0
Impact on Ratio from Write-off of Long-lived Asset	—	—	—	—	—	3.2	—	—	1.1
Combined Ratio	101.2%	109.2%	108.8%	108.3%	98.2%	107.8%	99.0%	106.4%	101.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.4%	76.9%	75.0%	78.4%	73.3%	70.3%	69.0%	75.7%	71.1%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	23.2	24.8	23.8	26.1	24.4	25.3	28.9	24.0	26.0
Impact on Ratio from Write-off of Long-lived Asset	—	—	—	—	—	3.2	—	—	1.1
Underlying Combined Ratio	98.6%	101.7%	98.8%	104.5%	97.7%	98.8%	97.9%	99.7%	98.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.6%	101.7%	98.8%	104.5%	97.7%	98.8%	97.9%	99.7%	98.2%
Current Year Catastrophe Losses and LAE Ratio	2.8	12.2	9.5	3.6	1.2	10.1	3.6	8.1	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	(2.3)	1.2	0.6	(0.2)	(0.4)	(1.7)	(0.1)	(0.7)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(2.4)	(0.7)	(0.4)	(0.5)	(0.7)	(0.8)	(1.3)	(0.6)
Combined Ratio as Reported	101.2%	109.2%	108.8%	108.3%	98.2%	107.8%	99.0%	106.4%	101.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

[2] The Write-off of Long-lived Asset has not been allocated to product lines. Accordingly, Results of Operations and Selected Financial Information presented on pages 16 to 22 of this Investor Supplement exclude the write-off.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Insurance Reserves:
Automobile	$729.9	$709.6	$678.8	$656.3	$630.2	$631.8	$483.4
Homeowners	95.4	105.9	115.4	98.9	103.1	119.4	108.1
Other Personal	41.9	44.1	46.1	45.3	50.0	50.3	48.5
Insurance Reserves	$867.2	$859.6	$840.3	$800.5	$783.3	$801.5	$640.0
Insurance Reserves:
Loss Reserves:
Case	$596.6	$589.1	$563.3	$537.1	$532.1	$540.5	$426.8
Incurred but Not Reported	147.6	150.1	157.9	147.6	135.9	142.8	124.1
Total Loss Reserves	744.2	739.2	721.2	684.7	668.0	683.3	550.9
LAE Reserves	123.0	120.4	119.1	115.8	115.3	118.2	89.1
Insurance Reserves	$867.2	$859.6	$840.3	$800.5	$783.3	$801.5	$640.0

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$114.1	$109.8	$99.7	$102.4	$113.4	$112.2	$106.5	$323.6	$332.1

Earned Premiums	$106.6	$105.3	$106.1	$109.0	$111.6	$113.4	$115.9	$318.0	$340.9
Net Investment Income	5.8	5.7	3.4	6.8	6.2	6.7	5.6	14.9	18.5
Other Income	—	—	—	—	—	—	0.2	—	0.2
Total Revenues	112.4	111.0	109.5	115.8	117.8	120.1	121.7	332.9	359.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	74.0	75.0	73.3	83.1	76.5	78.1	81.8	222.3	236.4
Catastrophe Losses and LAE	1.2	5.2	4.9	0.4	0.1	2.3	0.2	11.3	2.6
Prior Years:
Non-catastrophe Losses and LAE	(0.4)	(0.7)	1.9	(1.1)	(2.7)	(4.0)	(7.2)	0.8	(13.9)
Catastrophe Losses and LAE	—	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.3)	(0.3)
Total Incurred Losses and LAE	74.8	79.4	79.9	82.5	73.8	76.3	74.7	234.1	224.8
Insurance Expenses	32.8	32.3	32.0	32.6	33.6	33.1	34.4	97.1	101.1
Operating Profit (Loss)	4.8	(0.7)	(2.4)	0.7	10.4	10.7	12.6	1.7	33.7
Income Tax Benefit (Expense)	(1.2)	0.8	1.4	0.3	(3.1)	(2.9)	(3.7)	1.0	(9.7)
Total Product Line Net Operating Income (Loss)	$3.6	$0.1	$(1.0)	$1.0	$7.3	$7.8	$8.9	$2.7	$24.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	69.5%	71.3%	69.1%	76.2%	68.5%	68.9%	70.6%	69.8%	69.3%
Current Year Catastrophe Losses and LAE Ratio	1.1	4.9	4.6	0.4	0.1	2.0	0.2	3.6	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(0.7)	1.8	(1.0)	(2.4)	(3.5)	(6.2)	0.3	(4.1)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	70.2	75.4	75.3	75.7	66.1	67.3	64.5	73.6	65.9
Insurance Expense Ratio	30.8	30.7	30.2	29.9	30.1	29.2	29.7	30.5	29.7
Combined Ratio	101.0%	106.1%	105.5%	105.6%	96.2%	96.5%	94.2%	104.1%	95.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	69.5%	71.3%	69.1%	76.2%	68.5%	68.9%	70.6%	69.8%	69.3%
Insurance Expense Ratio	30.8	30.7	30.2	29.9	30.1	29.2	29.7	30.5	29.7
Underlying Combined Ratio	100.3%	102.0%	99.3%	106.1%	98.6%	98.1%	100.3%	100.3%	99.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.3%	102.0%	99.3%	106.1%	98.6%	98.1%	100.3%	100.3%	99.0%
Current Year Catastrophe Losses and LAE Ratio	1.1	4.9	4.6	0.4	0.1	2.0	0.2	3.6	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(0.7)	1.8	(1.0)	(2.4)	(3.5)	(6.2)	0.3	(4.1)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Combined Ratio as Reported	101.0%	106.1%	105.5%	105.6%	96.2%	96.5%	94.2%	104.1%	95.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$211.4	$197.6	$219.5	$185.8	$189.3	$135.3	$85.6	$628.5	$410.2

Earned Premiums	$207.2	$205.0	$197.2	$187.8	$176.9	$139.2	$73.9	$609.4	$390.0
Net Investment Income	6.3	5.8	4.0	5.8	4.4	3.8	2.6	16.1	10.8
Other Income	—	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total Revenues	213.5	210.9	201.3	193.7	181.4	143.1	76.6	625.7	401.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	179.7	187.0	173.3	174.3	151.4	115.9	59.3	540.0	326.6
Catastrophe Losses and LAE	1.8	2.3	1.7	0.5	—	3.0	0.2	5.8	3.2
Prior Years:
Non-catastrophe Losses and LAE	2.1	(3.1)	7.9	4.8	3.6	2.9	2.2	6.9	8.7
Catastrophe Losses and LAE	(0.1)	—	—	—	—	(0.1)	—	(0.1)	(0.1)
Total Incurred Losses and LAE	183.5	186.2	182.9	179.6	155.0	121.7	61.7	552.6	338.4
Insurance Expenses	33.4	39.6	34.7	40.2	31.2	25.5	18.5	107.7	75.2
Operating Loss	(3.4)	(14.9)	(16.3)	(26.1)	(4.8)	(4.1)	(3.6)	(34.6)	(12.5)
Income Tax Benefit	2.0	6.1	6.2	9.8	5.1	2.5	1.5	14.3	9.1
Total Product Line Net Operating Income (Loss)	$(1.4)	$(8.8)	$(10.1)	$(16.3)	$0.3	$(1.6)	$(2.1)	$(20.3)	$(3.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.7%	91.2%	87.8%	92.7%	85.6%	83.2%	80.2%	88.6%	83.8%
Current Year Catastrophe Losses and LAE Ratio	0.9	1.1	0.9	0.3	—	2.2	0.3	1.0	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	(1.5)	4.0	2.6	2.0	2.1	3.0	1.1	2.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	88.6	90.8	92.7	95.6	87.6	87.4	83.5	90.7	86.8
Insurance Expense Ratio	16.1	19.3	17.6	21.4	17.6	18.3	25.0	17.7	19.3
Combined Ratio	104.7%	110.1%	110.3%	117.0%	105.2%	105.7%	108.5%	108.4%	106.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.7%	91.2%	87.8%	92.7%	85.6%	83.2%	80.2%	88.6%	83.8%
Insurance Expense Ratio	16.1	19.3	17.6	21.4	17.6	18.3	25.0	17.7	19.3
Underlying Combined Ratio	102.8%	110.5%	105.4%	114.1%	103.2%	101.5%	105.2%	106.3%	103.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.8%	110.5%	105.4%	114.1%	103.2%	101.5%	105.2%	106.3%	103.1%
Current Year Catastrophe Losses and LAE Ratio	0.9	1.1	0.9	0.3	—	2.2	0.3	1.0	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	(1.5)	4.0	2.6	2.0	2.1	3.0	1.1	2.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	(0.1)	—	—	—
Combined Ratio as Reported	104.7%	110.1%	110.3%	117.0%	105.2%	105.7%	108.5%	108.4%	106.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$325.5	$307.4	$319.2	$288.2	$302.7	$247.5	$192.1	$952.1	$742.3

Earned Premiums	$313.8	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$927.4	$730.9
Net Investment Income	12.1	11.5	7.4	12.6	10.6	10.5	8.2	31.0	29.3
Other Income	—	0.1	0.1	0.1	0.1	0.1	0.3	0.2	0.5
Total Revenues	325.9	321.9	310.8	309.5	299.2	263.2	198.3	958.6	760.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	253.7	262.0	246.6	257.4	227.9	194.0	141.1	762.3	563.0
Catastrophe Losses and LAE	3.0	7.5	6.6	0.9	0.1	5.3	0.4	17.1	5.8
Prior Years:
Non-catastrophe Losses and LAE	1.7	(3.8)	9.8	3.7	0.9	(1.1)	(5.0)	7.7	(5.2)
Catastrophe Losses and LAE	(0.1)	(0.1)	(0.2)	0.1	(0.1)	(0.2)	(0.1)	(0.4)	(0.4)
Total Incurred Losses and LAE	258.3	265.6	262.8	262.1	228.8	198.0	136.4	786.7	563.2
Insurance Expenses	66.2	71.9	66.7	72.8	64.8	58.6	52.9	204.8	176.3
Operating Profit (Loss)	1.4	(15.6)	(18.7)	(25.4)	5.6	6.6	9.0	(32.9)	21.2
Income Tax Benefit (Expense)	0.8	6.9	7.6	10.1	2.0	(0.4)	(2.2)	15.3	(0.6)
Total Product Line Net Operating Income (Loss)	$2.2	$(8.7)	$(11.1)	$(15.3)	$7.6	$6.2	$6.8	$(17.6)	$20.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.8%	84.4%	81.3%	86.8%	79.0%	76.8%	74.4%	82.2%	77.1%
Current Year Catastrophe Losses and LAE Ratio	1.0	2.4	2.2	0.3	—	2.1	0.2	1.8	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	(1.2)	3.2	1.2	0.3	(0.4)	(2.6)	0.8	(0.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	82.3	85.6	86.6	88.3	79.3	78.4	71.9	84.8	77.1
Insurance Expense Ratio	21.1	23.2	22.0	24.5	22.5	23.2	27.9	22.1	24.1
Combined Ratio	103.4%	108.8%	108.6%	112.8%	101.8%	101.6%	99.8%	106.9%	101.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	80.8%	84.4%	81.3%	86.8%	79.0%	76.8%	74.4%	82.2%	77.1%
Insurance Expense Ratio	21.1	23.2	22.0	24.5	22.5	23.2	27.9	22.1	24.1
Underlying Combined Ratio	101.9%	107.6%	103.3%	111.3%	101.5%	100.0%	102.3%	104.3%	101.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	101.9%	107.6%	103.3%	111.3%	101.5%	100.0%	102.3%	104.3%	101.2%
Current Year Catastrophe Losses and LAE Ratio	1.0	2.4	2.2	0.3	—	2.1	0.2	1.8	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	(1.2)	3.2	1.2	0.3	(0.4)	(2.6)	0.8	(0.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	(0.1)	—	(0.1)
Combined Ratio as Reported	103.4%	108.8%	108.6%	112.8%	101.8%	101.6%	99.8%	106.9%	101.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$12.5	$13.3	$14.2	$12.1	$13.5	$14.5	$14.0	$40.0	$42.0

Earned Premiums	$13.3	$13.4	$13.5	$13.8	$13.7	$13.5	$13.5	$40.2	$40.7
Net Investment Income	1.4	1.2	0.7	1.4	1.2	1.1	1.0	3.3	3.3
Other Income	0.1	—	0.1	—	—	—	—	0.2	—
Total Revenues	14.8	14.6	14.3	15.2	14.9	14.6	14.5	43.7	44.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	10.4	10.5	10.9	11.6	13.3	10.0	10.8	31.8	34.1
Catastrophe Losses and LAE	0.4	0.4	0.1	—	—	0.2	—	0.9	0.2
Prior Years:
Non-catastrophe Losses and LAE	4.2	(1.7)	(2.4)	1.1	1.5	(0.6)	(0.2)	0.1	0.7
Catastrophe Losses and LAE	(0.1)	—	—	—	—	—	—	(0.1)	—
Total Incurred Losses and LAE	14.9	9.2	8.6	12.7	14.8	9.6	10.6	32.7	35.0
Insurance Expenses	3.4	3.6	3.1	3.6	3.7	3.6	3.8	10.1	11.1
Operating Profit (Loss)	(3.5)	1.8	2.6	(1.1)	(3.6)	1.4	0.1	0.9	(2.1)
Income Tax Benefit (Expense)	1.3	(0.5)	(0.8)	0.5	1.3	(0.4)	0.1	—	1.0
Total Product Line Net Operating Income (Loss)	$(2.2)	$1.3	$1.8	$(0.6)	$(2.3)	$1.0	$0.2	$0.9	$(1.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.2%	78.4%	80.8%	84.0%	97.1%	74.0%	80.0%	79.1%	83.8%
Current Year Catastrophe Losses and LAE Ratio	3.0	3.0	0.7	—	—	1.5	—	2.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	31.6	(12.7)	(17.8)	8.0	10.9	(4.4)	(1.5)	0.2	1.7
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	—	—	—	—	—	(0.2)	—
Total Incurred Loss and LAE Ratio	112.0	68.7	63.7	92.0	108.0	71.1	78.5	81.3	86.0
Insurance Expense Ratio	25.6	26.9	23.0	26.1	27.0	26.7	28.1	25.1	27.3
Combined Ratio	137.6%	95.6%	86.7%	118.1%	135.0%	97.8%	106.6%	106.4%	113.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.2%	78.4%	80.8%	84.0%	97.1%	74.0%	80.0%	79.1%	83.8%
Insurance Expense Ratio	25.6	26.9	23.0	26.1	27.0	26.7	28.1	25.1	27.3
Underlying Combined Ratio	103.8%	105.3%	103.8%	110.1%	124.1%	100.7%	108.1%	104.2%	111.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	103.8%	105.3%	103.8%	110.1%	124.1%	100.7%	108.1%	104.2%	111.1%
Current Year Catastrophe Losses and LAE Ratio	3.0	3.0	0.7	—	—	1.5	—	2.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	31.6	(12.7)	(17.8)	8.0	10.9	(4.4)	(1.5)	0.2	1.7
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	—	—	—	—	—	(0.2)	—
Combined Ratio as Reported	137.6%	95.6%	86.7%	118.1%	135.0%	97.8%	106.6%	106.4%	113.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$338.0	$320.7	$333.4	$300.3	$316.2	$262.0	$206.1	$992.1	$784.3

Earned Premiums	$327.1	$323.7	$316.8	$310.6	$302.2	$266.1	$203.3	$967.6	$771.6
Net Investment Income	13.5	12.7	8.1	14.0	11.8	11.6	9.2	34.3	32.6
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.3	0.4	0.5
Total Revenues	340.7	336.5	325.1	324.7	314.1	277.8	212.8	1,002.3	804.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	264.1	272.5	257.5	269.0	241.2	204.0	151.9	794.1	597.1
Catastrophe Losses and LAE	3.4	7.9	6.7	0.9	0.1	5.5	0.4	18.0	6.0
Prior Years:
Non-catastrophe Losses and LAE	5.9	(5.5)	7.4	4.8	2.4	(1.7)	(5.2)	7.8	(4.5)
Catastrophe Losses and LAE	(0.2)	(0.1)	(0.2)	0.1	(0.1)	(0.2)	(0.1)	(0.5)	(0.4)
Total Incurred Losses and LAE	273.2	274.8	271.4	274.8	243.6	207.6	147.0	819.4	598.2
Insurance Expenses	69.6	75.5	69.8	76.4	68.5	62.2	56.7	214.9	187.4
Operating Profit (Loss)	(2.1)	(13.8)	(16.1)	(26.5)	2.0	8.0	9.1	(32.0)	19.1
Income Tax Benefit (Expense)	2.1	6.4	6.8	10.6	3.3	(0.8)	(2.1)	15.3	0.4
Total Product Line Net Operating Income (Loss)	$—	$(7.4)	$(9.3)	$(15.9)	$5.3	$7.2	$7.0	$(16.7)	$19.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.8%	84.2%	81.4%	86.7%	79.8%	76.6%	74.7%	82.1%	77.4%
Current Year Catastrophe Losses and LAE Ratio	1.0	2.4	2.1	0.3	—	2.1	0.2	1.9	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	(1.7)	2.3	1.5	0.8	(0.6)	(2.6)	0.8	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	83.5	84.9	85.7	88.5	80.6	78.0	72.3	84.7	77.5
Insurance Expense Ratio	21.3	23.3	22.0	24.6	22.7	23.4	27.9	22.2	24.3
Combined Ratio	104.8%	108.2%	107.7%	113.1%	103.3%	101.4%	100.2%	106.9%	101.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	80.8%	84.2%	81.4%	86.7%	79.8%	76.6%	74.7%	82.1%	77.4%
Insurance Expense Ratio	21.3	23.3	22.0	24.6	22.7	23.4	27.9	22.2	24.3
Underlying Combined Ratio	102.1%	107.5%	103.4%	111.3%	102.5%	100.0%	102.6%	104.3%	101.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.1%	107.5%	103.4%	111.3%	102.5%	100.0%	102.6%	104.3%	101.7%
Current Year Catastrophe Losses and LAE Ratio	1.0	2.4	2.1	0.3	—	2.1	0.2	1.9	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	(1.7)	2.3	1.5	0.8	(0.6)	(2.6)	0.8	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)
Combined Ratio as Reported	104.8%	108.2%	107.7%	113.1%	103.3%	101.4%	100.2%	106.9%	101.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$73.1	$72.2	$59.9	$63.5	$75.2	$74.2	$63.1	$205.2	$212.5

Earned Premiums	$68.5	$67.6	$68.1	$70.0	$72.1	$71.6	$72.6	$204.2	$216.3
Net Investment Income	5.9	5.9	3.2	6.3	5.5	5.9	4.8	15.0	16.2
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	74.4	73.5	71.3	76.3	77.6	77.5	77.4	219.2	232.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	36.8	30.9	35.2	32.5	36.3	36.5	39.8	102.9	112.6
Catastrophe Losses and LAE	7.8	40.0	29.9	12.6	4.8	28.4	9.6	77.7	42.8
Prior Years:
Non-catastrophe Losses and LAE	(0.6)	(0.5)	(2.7)	(0.5)	(2.5)	0.1	(0.4)	(3.8)	(2.8)
Catastrophe Losses and LAE	(3.5)	(8.4)	(2.4)	(1.5)	(1.7)	(2.1)	(2.2)	(14.3)	(6.0)
Total Incurred Losses and LAE	40.5	62.0	60.0	43.1	36.9	62.9	46.8	162.5	146.6
Insurance Expenses	21.7	21.4	21.3	22.3	22.4	22.9	23.0	64.4	68.3
Operating Profit (Loss)	12.2	(9.9)	(10.0)	10.9	18.3	(8.3)	7.6	(7.7)	17.6
Income Tax Benefit (Expense)	(3.8)	4.1	4.0	(3.3)	(5.8)	3.6	(2.1)	4.3	(4.3)
Total Product Line Net Operating Income (Loss)	$8.4	$(5.8)	$(6.0)	$7.6	$12.5	$(4.7)	$5.5	$(3.4)	$13.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	53.7%	45.6%	51.7%	46.4%	50.4%	50.9%	54.9%	50.4%	52.1%
Current Year Catastrophe Losses and LAE Ratio	11.4	59.2	43.9	18.0	6.7	39.7	13.2	38.1	19.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	(0.7)	(4.0)	(0.7)	(3.5)	0.1	(0.6)	(1.9)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(5.1)	(12.4)	(3.5)	(2.1)	(2.4)	(2.9)	(3.0)	(7.0)	(2.8)
Total Incurred Loss and LAE Ratio	59.1	91.7	88.1	61.6	51.2	87.8	64.5	79.6	67.8
Insurance Expense Ratio	31.7	31.7	31.3	31.9	31.1	32.0	31.7	31.5	31.6
Combined Ratio	90.8%	123.4%	119.4%	93.5%	82.3%	119.8%	96.2%	111.1%	99.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	53.7%	45.6%	51.7%	46.4%	50.4%	50.9%	54.9%	50.4%	52.1%
Insurance Expense Ratio	31.7	31.7	31.3	31.9	31.1	32.0	31.7	31.5	31.6
Underlying Combined Ratio	85.4%	77.3%	83.0%	78.3%	81.5%	82.9%	86.6%	81.9%	83.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	85.4%	77.3%	83.0%	78.3%	81.5%	82.9%	86.6%	81.9%	83.7%
Current Year Catastrophe Losses and LAE Ratio	11.4	59.2	43.9	18.0	6.7	39.7	13.2	38.1	19.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	(0.7)	(4.0)	(0.7)	(3.5)	0.1	(0.6)	(1.9)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(5.1)	(12.4)	(3.5)	(2.1)	(2.4)	(2.9)	(3.0)	(7.0)	(2.8)
Combined Ratio as Reported	90.8%	123.4%	119.4%	93.5%	82.3%	119.8%	96.2%	111.1%	99.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Net Premiums Written	$11.6	$11.8	$10.1	$10.9	$12.2	$12.0	$10.5	$33.5	$34.7

Earned Premiums	$11.3	$11.3	$11.3	$11.5	$11.8	$11.7	$11.7	$33.9	$35.2
Net Investment Income	1.0	1.1	0.6	1.3	1.0	1.1	0.8	2.7	2.9
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	12.3	12.4	11.9	12.8	12.8	12.8	12.5	36.6	38.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.8	5.8	4.7	5.9	5.7	5.0	6.8	16.3	17.5
Catastrophe Losses and LAE	0.1	1.2	0.9	0.6	(0.2)	1.5	0.3	2.2	1.6
Prior Years:
Non-catastrophe Losses and LAE	(2.2)	(3.1)	—	(2.0)	(0.8)	0.2	0.6	(5.3)	—
Catastrophe Losses and LAE	(0.2)	(1.1)	(0.1)	—	(0.1)	(0.1)	0.1	(1.4)	(0.1)
Total Incurred Losses and LAE	3.5	2.8	5.5	4.5	4.6	6.6	7.8	11.8	19.0
Insurance Expenses	3.3	3.1	3.1	3.6	3.5	3.2	3.4	9.5	10.1
Operating Profit	5.5	6.5	3.3	4.7	4.7	3.0	1.3	15.3	9.0
Income Tax Expense	(1.8)	(2.2)	(1.1)	(1.5)	(1.5)	(0.9)	(0.4)	(5.1)	(2.8)
Total Product Line Net Operating Income	$3.7	$4.3	$2.2	$3.2	$3.2	$2.1	$0.9	$10.2	$6.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	51.4%	51.3%	41.6%	51.3%	48.3%	42.8%	58.1%	48.0%	49.8%
Current Year Catastrophe Losses and LAE Ratio	0.9	10.6	8.0	5.2	(1.7)	12.8	2.6	6.5	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	(19.5)	(27.4)	—	(17.4)	(6.8)	1.7	5.1	(15.6)	—
Prior Years Catastrophe Losses and LAE Ratio	(1.8)	(9.7)	(0.9)	—	(0.8)	(0.9)	0.9	(4.1)	(0.3)
Total Incurred Loss and LAE Ratio	31.0	24.8	48.7	39.1	39.0	56.4	66.7	34.8	54.0
Insurance Expense Ratio	29.2	27.4	27.4	31.3	29.7	27.4	29.1	28.0	28.7
Combined Ratio	60.2%	52.2%	76.1%	70.4%	68.7%	83.8%	95.8%	62.8%	82.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	51.4%	51.3%	41.6%	51.3%	48.3%	42.8%	58.1%	48.0%	49.8%
Insurance Expense Ratio	29.2	27.4	27.4	31.3	29.7	27.4	29.1	28.0	28.7
Underlying Combined Ratio	80.6%	78.7%	69.0%	82.6%	78.0%	70.2%	87.2%	76.0%	78.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	80.6%	78.7%	69.0%	82.6%	78.0%	70.2%	87.2%	76.0%	78.5%
Current Year Catastrophe Losses and LAE Ratio	0.9	10.6	8.0	5.2	(1.7)	12.8	2.6	6.5	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	(19.5)	(27.4)	—	(17.4)	(6.8)	1.7	5.1	(15.6)	—
Prior Years Catastrophe Losses and LAE Ratio	(1.8)	(9.7)	(0.9)	—	(0.8)	(0.9)	0.9	(4.1)	(0.3)
Combined Ratio as Reported	60.2%	52.2%	76.1%	70.4%	68.7%	83.8%	95.8%	62.8%	82.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Earned Premiums	$152.0	$151.1	$149.8	$149.4	$150.6	$150.7	$143.7	$452.9	$445.0
Net Investment Income	54.5	50.1	55.0	55.2	55.1	53.5	50.4	159.6	159.0
Other Income	0.7	0.6	0.6	0.7	0.7	0.2	0.8	1.9	1.7
Total Revenues	207.2	201.8	205.4	205.3	206.4	204.4	194.9	614.4	605.7
Policyholders’ Benefits and Incurred Losses and LAE	173.0	96.5	99.3	93.5	93.7	98.0	96.1	368.8	287.8
Insurance Expenses	79.9	80.0	75.1	84.5	77.3	84.2	74.0	235.0	235.5
Operating Profit (Loss)	(45.7)	25.3	31.0	27.3	35.4	22.2	24.8	10.6	82.4
Income Tax Benefit (Expense)	16.3	(8.9)	(10.7)	(9.5)	(11.9)	(7.9)	(8.7)	(3.3)	(28.5)
Segment Net Operating Income (Loss)	$(29.4)	$16.4	$20.3	$17.8	$23.5	$14.3	$16.1	$7.3	$53.9

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Insurance Reserves:
Future Policyholder Benefits	$3,298.5	$3,310.3	$3,294.4	$3,278.4	$3,267.3	$3,255.7	$3,238.9
Incurred Losses and LAE Reserves:
Life	142.1	43.8	42.1	41.2	39.4	37.5	40.2
Accident and Health	20.9	22.1	21.9	21.4	21.1	19.6	20.4
Property	5.5	5.4	6.0	5.2	4.4	5.2	3.7
Total Incurred Losses and LAE Reserves	168.5	71.3	70.0	67.8	64.9	62.3	64.3
Insurance Reserves	$3,467.0	$3,381.6	$3,364.4	$3,346.2	$3,332.2	$3,318.0	$3,303.2

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Earned Premiums	$95.8	$95.5	$94.4	$94.6	$95.5	$96.0	$88.0	$285.7	$279.5
Net Investment Income	52.7	48.4	53.5	53.4	53.3	51.7	48.8	154.6	153.8
Other Income	0.6	0.5	0.5	0.5	0.6	0.1	0.7	1.6	1.4
Total Revenues	149.1	144.4	148.4	148.5	149.4	147.8	137.5	441.9	434.7
Policyholders’ Benefits and Incurred Losses and LAE	146.5	70.5	71.3	66.3	66.2	70.6	71.8	288.3	208.6
Insurance Expenses	54.9	53.2	50.1	60.4	52.8	59.6	48.9	158.2	161.3
Operating Profit (Loss)	(52.3)	20.7	27.0	21.8	30.4	17.6	16.8	(4.6)	64.8
Income Tax Benefit (Expense)	18.6	(7.3)	(9.4)	(7.6)	(10.2)	(6.4)	(5.9)	1.9	(22.5)
Total Product Line Operating Income (Loss)	$(33.7)	$13.4	$17.6	$14.2	$20.2	$11.2	$10.9	$(2.7)	$42.3

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Earned Premiums	$37.6	$36.7	$36.9	$36.2	$36.2	$35.7	$36.8	$111.2	$108.7
Net Investment Income	1.4	1.3	1.3	1.4	1.4	1.4	1.3	4.0	4.1
Other Income	0.1	0.1	0.1	0.2	0.1	0.1	0.1	0.3	0.3
Total Revenues	39.1	38.1	38.3	37.8	37.7	37.2	38.2	115.5	113.1
Policyholders’ Benefits and Incurred Losses and LAE	19.9	20.3	20.5	20.1	21.2	20.4	19.1	60.7	60.7
Insurance Expenses	16.4	17.1	16.8	15.9	15.8	15.3	16.8	50.3	47.9
Operating Profit	2.8	0.7	1.0	1.8	0.7	1.5	2.3	4.5	4.5
Income Tax Expense	(1.0)	(0.3)	(0.3)	(0.6)	(0.3)	(0.5)	(0.8)	(1.6)	(1.6)
Total Product Line Net Operating Income	$1.8	$0.4	$0.7	$1.2	$0.4	$1.0	$1.5	$2.9	$2.9

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Results of Operations
Earned Premiums	$18.6	$18.9	$18.5	$18.6	$18.9	$19.0	$18.9	$56.0	$56.8
Net Investment Income	0.4	0.4	0.2	0.4	0.4	0.4	0.3	1.0	1.1
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	19.0	19.3	18.7	19.0	19.3	19.4	19.2	57.0	57.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.5	4.6	5.2	4.8	5.8	4.5	5.3	15.3	15.6
Catastrophe Losses and LAE	1.4	1.6	1.6	1.9	0.1	1.7	0.1	4.6	1.9
Prior Years:
Non-catastrophe Losses and LAE	(0.3)	(0.1)	0.4	0.2	0.5	0.7	(0.1)	—	1.1
Catastrophe Losses and LAE	(0.1)	(0.4)	0.3	0.2	(0.1)	0.1	(0.1)	(0.2)	(0.1)
Total Incurred Losses and LAE	6.5	5.7	7.5	7.1	6.3	7.0	5.2	19.7	18.5
Insurance Expenses	8.6	9.7	8.2	8.2	8.7	9.3	8.3	26.5	26.3
Operating Profit	3.9	3.9	3.0	3.7	4.3	3.1	5.7	10.8	13.1
Income Tax Expense	(1.3)	(1.3)	(1.0)	(1.3)	(1.4)	(1.0)	(2.0)	(3.6)	(4.4)
Total Product Line Net Operating Income	$2.6	$2.6	$2.0	$2.4	$2.9	$2.1	$3.7	$7.2	$8.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	29.5%	24.3%	28.1%	25.8%	30.7%	23.7%	28.0%	27.4%	27.6%
Current Year Catastrophe Losses and LAE Ratio	7.5	8.5	8.6	10.2	0.5	8.9	0.5	8.2	3.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.5)	2.2	1.1	2.6	3.7	(0.5)	—	1.9
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(2.1)	1.6	1.1	(0.5)	0.5	(0.5)	(0.4)	(0.2)
Total Incurred Loss and LAE Ratio	34.9	30.2	40.5	38.2	33.3	36.8	27.5	35.2	32.6
Insurance Expense Ratio	46.2	51.3	44.3	44.1	46.0	48.9	43.9	47.3	46.3
Combined Ratio	81.1%	81.5%	84.8%	82.3%	79.3%	85.7%	71.4%	82.5%	78.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	29.5%	24.3%	28.1%	25.8%	30.7%	23.7%	28.0%	27.4%	27.6%
Insurance Expense Ratio	46.2	51.3	44.3	44.1	46.0	48.9	43.9	47.3	46.3
Underlying Combined Ratio	75.7%	75.6%	72.4%	69.9%	76.7%	72.6%	71.9%	74.7%	73.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	75.7%	75.6%	72.4%	69.9%	76.7%	72.6%	71.9%	74.7%	73.9%
Current Year Catastrophe Losses and LAE Ratio	7.5	8.5	8.6	10.2	0.5	8.9	0.5	8.2	3.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.5)	2.2	1.1	2.6	3.7	(0.5)	—	1.9
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(2.1)	1.6	1.1	(0.5)	0.5	(0.5)	(0.4)	(0.2)
Combined Ratio as Reported	81.1%	81.5%	84.8%	82.3%	79.3%	85.7%	71.4%	82.5%	78.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Net Investment Income
Interest on Fixed Income Securities	$61.4	$59.8	$60.0	$60.0	$58.4	$58.3	$59.5	$181.2	$176.2
Dividends on Equity Securities Excluding Alternative Investments	2.7	3.5	2.8	3.5	3.4	4.5	3.4	9.0	11.3
Alternative Investments:
Equity Method Limited Liability Investments	5.2	2.8	(4.3)	7.2	8.3	4.2	(0.7)	3.7	11.8
Fair Value Option Investments	(1.4)	0.1	(2.6)	(1.6)	(0.9)	1.8	0.9	(3.9)	1.8
Limited Liability Investments Included in Equity Securities	5.7	3.6	7.3	6.1	3.0	4.2	4.3	16.6	11.5
Total Alternative Investments	9.5	6.5	0.4	11.7	10.4	10.2	4.5	16.4	25.1
Short-term Investments	0.2	0.1	0.1	0.1	0.2	0.1	—	0.4	0.3
Real Estate	3.0	2.9	3.0	3.0	3.0	3.0	2.9	8.9	8.9
Loans to Policyholders	5.4	5.3	5.4	5.4	5.3	5.1	5.3	16.1	15.7
Total Investment Income	82.2	78.1	71.7	83.7	80.7	81.2	75.6	232.0	237.5
Investment Expenses:
Real Estate	2.9	2.8	2.7	2.8	2.9	2.9	2.7	8.4	8.5
Other Investment Expenses	1.6	1.6	2.0	1.5	1.9	1.6	2.3	5.2	5.8
Total Investment Expenses	4.5	4.4	4.7	4.3	4.8	4.5	5.0	13.6	14.3
Net Investment Income	$77.7	$73.7	$67.0	$79.4	$75.9	$76.7	$70.6	$218.4	$223.2
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$2.7	$4.3	$7.1	$6.6	$3.6	$3.9	$2.0	$14.1	$9.5
Losses on Sales	(0.8)	—	(0.3)	(0.4)	(0.1)	(0.5)	(0.1)	(1.1)	(0.7)
Equity Securities:
Gains on Sales	9.3	0.5	—	3.5	2.8	31.4	1.5	9.8	35.7
Losses on Sales	—	(0.1)	—	(0.2)	(0.7)	(0.7)	—	(0.1)	(1.4)
Real Estate:
Gains on Sales	0.1	0.9	—	—	—	—	—	1.0	—
Losses on Sales	—	—	—	(0.2)	—	—	—	—	—
Other Investments:
Losses on Sales	—	(0.1)	—	0.1	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	0.3	0.1	—	—	(0.3)	—	—	0.4	(0.3)
Net Realized Gains on Sales of Investments	$11.6	$5.6	$6.8	$9.4	$5.3	$34.0	$3.4	$24.0	$42.7
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(8.3)	$(5.7)	$(7.8)	$(6.3)	$(1.2)	$(1.6)	$(2.4)	$(21.8)	$(5.2)
Equity Securities	—	(0.7)	(1.5)	(8.4)	(2.1)	(0.6)	(4.6)	(2.2)	(7.3)
Net Impairment Losses Recognized in Earnings	$(8.3)	$(6.4)	$(9.3)	$(14.7)	$(3.3)	$(2.2)	$(7.0)	$(24.0)	$(12.5)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2016		Dec 31, 2015		Dec 31, 2014
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$310.3	4.6%	$320.6	5.0%	$345.5	5.4%
States and Political Subdivisions	1,662.6	24.6	1,622.6	25.2	1,477.1	22.9
Foreign Governments	3.6	0.1	—	—	—	—
Corporate Securities:
Bonds and Notes	3,069.3	45.5	2,812.8	43.7	2,878.5	44.7
Redeemable Preferred Stocks	0.9	—	3.8	0.1	6.7	0.1
Collaterized Loan Obligations	121.4	1.8	87.3	1.4	64.4	1.0
Other Mortgage- and Asset-backed	2.0	—	5.2	0.1	5.4	0.1
Subtotal Fixed Maturities Reported at Fair Value	5,170.1	76.6	4,852.3	75.5	4,777.6	74.2
Equity Securities Reported at Fair Value:
Preferred Stocks	108.5	1.6	103.9	1.6	109.5	1.7
Common Stocks	37.1	0.6	36.7	0.6	133.8	2.1
Other Equity Interests:
Exchange Traded Funds	151.3	2.2	177.1	2.8	202.7	3.1
Limited Liability Companies and Limited Partnerships	208.0	3.1	205.5	3.2	186.2	2.9
Subtotal Equity Securities Reported at Fair Value	504.9	7.5	523.2	8.1	632.2	9.8
Equity Method Limited Liability Investments	181.1	2.7	190.6	3.0	184.8	2.9
Fair Value Option Investments	126.1	1.9	164.5	2.6	53.3	0.8
Short-term Investments at Cost which Approximates Fair Value	324.2	4.8	255.7	4.0	342.2	5.3
Other Investments:
Loans to Policyholders at Unpaid Principal	291.9	4.3	288.4	4.5	283.4	4.4
Real Estate at Depreciated Cost	141.5	2.1	149.8	2.3	160.9	2.5
Trading Securities at Fair Value	5.2	0.1	4.7	0.1	4.9	0.1
Other	0.2	—	0.3	—	0.4	—
Subtotal Other Investments	438.8	6.5	443.2	6.9	449.6	7.0
Total Investments	$6,745.2	100.0%	$6,429.5	100.0%	$6,439.7	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,253.6	62.9%	$3,222.5	66.4%	$3,249.3	68.0%
BBB	1,360.0	26.3	1,149.0	23.7	1,156.4	24.2
BB, B	320.4	6.2	222.4	4.6	166.7	3.5
CCC or Lower	236.1	4.6	258.4	5.3	205.2	4.3
Total Investments in Fixed Maturities	$5,170.1	100.0%	$4,852.3	100.0%	$4,777.6	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.3		6.5		6.9

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2016		Dec 31, 2015		Dec 31, 2014
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,300.5	19.3%	$1,160.4	18.0%	$1,247.4	19.4%
Finance, Insurance and Real Estate	765.1	11.3	707.4	11.0	785.6	12.2
Transportation, Communication and Utilities	383.2	5.7	334.4	5.2	312.9	4.9
Services	367.7	5.5	374.4	5.8	305.0	4.7
Mining	168.4	2.5	139.7	2.2	139.7	2.2
Retail Trade	101.1	1.5	91.1	1.4	74.5	1.2
Wholesale Trade	90.9	1.3	80.6	1.3	69.7	1.1
Agriculture, Forestry and Fishing	14.7	0.2	20.6	0.3	15.3	0.2
Other	2.0	—	0.5	—	4.9	0.1
Total Fair Value of Non-governmental Fixed Maturities	$3,193.6	47.3%	$2,909.1	45.2%	$2,955.0	46.0%

	Sep 30, 2016
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$106.9	1.6%
Louisiana	84.0	1.2
Georgia	83.8	1.2
Michigan	80.2	1.2
Ohio	79.1	1.2
Colorado	69.2	1.0
Florida	65.6	1.0
New York	59.7	0.9
Wisconsin	59.5	0.9
Equity Securities - Other Equity Interests:
Vanguard Total Stock Market ETF	83.1	1.2
Total	$771.1	11.4%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at September 30, 2016.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Sep 30, 2016
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$9.4	$24.6	$72.9	$106.9	6.4%	1.6%
Louisiana	43.8	8.6	31.6	84.0	5.1	1.2
Georgia	51.9	11.4	20.5	83.8	5.0	1.2
Michigan	39.4	—	40.8	80.2	4.8	1.2
Ohio	41.4	5.3	32.4	79.1	4.8	1.2
Colorado	—	16.0	53.2	69.2	4.2	1.0
Florida	50.5	0.3	14.8	65.6	3.9	1.0
New York	6.6	2.8	50.3	59.7	3.6	0.9
Wisconsin	50.6	7.5	1.4	59.5	3.6	0.9
Washington	17.6	0.3	36.6	54.5	3.3	0.8
Minnesota	26.6	0.4	26.0	53.0	3.2	0.8
Arkansas	52.0	—	—	52.0	3.1	0.8
North Carolina	18.9	3.2	24.3	46.4	2.8	0.7
Massachusetts	2.8	2.6	34.2	39.6	2.4	0.6
Nevada	29.2	7.4	—	36.6	2.2	0.5
Virginia	—	20.5	13.5	34.0	2.0	0.5
Indiana	—	—	33.2	33.2	2.0	0.5
Oregon	29.4	—	3.7	33.1	2.0	0.5
Utah	17.0	1.6	14.4	33.0	2.0	0.5
California	0.3	—	32.1	32.4	1.9	0.5
Connecticut	25.7	—	5.2	30.9	1.9	0.5
Mississippi	29.6	—	0.5	30.1	1.8	0.4
Maryland	2.8	22.0	3.9	28.7	1.7	0.4
Delaware	17.5	—	10.4	27.9	1.7	0.4
New Jersey	—	5.5	20.7	26.2	1.6	0.4
South Carolina	20.5	3.1	2.5	26.1	1.6	0.4
Tennessee	8.2	7.9	9.9	26.0	1.6	0.4
Pennsylvania	12.0	2.8	11.1	25.9	1.6	0.4
New Mexico	—	—	23.2	23.2	1.4	0.3
Iowa	—	—	20.5	20.5	1.2	0.3
Missouri	—	—	20.3	20.3	1.2	0.3
Arizona	—	0.8	18.8	19.6	1.2	0.3
Rhode Island	5.1	—	14.2	19.3	1.2	0.3
Alabama	10.0	—	9.2	19.2	1.2	0.3
Idaho	—	10.9	8.2	19.1	1.1	0.3
Illinois	—	2.7	15.4	18.1	1.1	0.3
District of Columbia	—	5.2	12.8	18.0	1.1	0.3
Kentucky	—	1.0	16.7	17.7	1.1	0.3
Hawaii	16.4	—	—	16.4	1.0	0.2
All Other States	11.3	10.4	71.9	93.6	5.6	1.4
Total (1)	$646.5	$184.8	$831.3	$1,662.6	100.0%	24.6%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2016	Sep 30, 2016	Dec 31, 2015
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$72.2	$90.5
Mezzanine Debt	64.9	51.1	38.8
Secondary Transactions	19.6	33.5	38.5
Senior Debt	0.5	11.4	10.8
Growth Equity	—	4.6	4.8
Leveraged Buyout	0.1	3.8	2.8
Other	—	4.5	4.4
Total Equity Method Limited Liability Investments	85.1	181.1	190.6
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	74.5	97.4	83.8
Senior Debt	36.0	34.8	37.9
Distressed Debt	4.6	19.8	18.9
Secondary Transactions	9.6	11.9	14.2
Leveraged Buyout	0.9	7.5	5.9
Other	0.4	36.6	44.8
Total Reported as Other Equity Interests at Fair Value	126.0	208.0	205.5
Reported as Fair Value Option Investments:
Hedge Funds	—	126.1	164.5
Total Investments in Limited Liability Companies and Limited Partnerships	$211.1	$515.2	$560.6

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Consolidated Net Operating Income (Loss)	$(20.4)	$4.6	$(0.6)	$4.8	$36.6	$6.7	$21.8	$(16.4)	$65.1
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	7.5	3.7	4.4	6.1	3.5	22.1	2.2	15.6	27.8
Net Impairment Losses Recognized in Earnings	(5.4)	(4.2)	(6.0)	(9.6)	(2.1)	(1.4)	(4.6)	(15.6)	(8.1)
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	(5.9)	—	(5.9)
Income (Loss) from Continuing Operations	$(18.3)	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$(16.4)	$78.9

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2016	Sep 30, 2015
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$(0.40)	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$(0.31)	$1.26
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.15	0.07	0.09	0.12	0.07	0.43	0.04	0.30	0.53
Net Impairment Losses Recognized in Earnings	(0.11)	(0.08)	(0.12)	(0.18)	(0.04)	(0.03)	(0.09)	(0.30)	(0.16)
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	(0.11)	—	(0.11)
Income (Loss) from Continuing Operations Per Unrestricted Share	$(0.36)	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$(0.31)	$1.52

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-off of long-lived asset) Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense (including write-off of long-lived asset) Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.